                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                 POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that Donald A. Stewart, whose signature appears below, constitutes and appoints Edward M. Shea, C. James Prieur, Peter F. Demuth and Ellen B. King, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life of Canada (U.S.) (File No. 333-62837), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ Donald A. Stewart
                                       ---------------------------
                                       Donald A. Stewart

November 16, 1998

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                 POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that Robert P. Vrolyk, whose signature appears below, constitutes and appoints Edward M. Shea, C. James Prieur, Peter F. Demuth and Ellen B. King, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life of Canada (U.S.) (File No. 333-62837), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ Robert P. Vrolyk
                                       ---------------------------
                                       Robert P. Vrolyk

November 16, 1998

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                 POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Edward M. Shea, C. James Prieur, Peter F. Demuth and Ellen B. King, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life of Canada (U.S.) (File No. 333-62837), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ Richard B. Bailey
                                       ---------------------------
                                       Richard B. Bailey

November 16, 1998

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                 POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Edward M. Shea, C. James Prieur, Peter F. Demuth and Ellen B. King, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life of Canada (U.S.) (File No. 333-62837), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ M. Colyer Crum
                                       ---------------------------
                                       M. Colyer Crum

November 16, 1998

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                 POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Edward M. Shea, C. James Prieur,
Peter F. Demuth and Ellen B. King, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life of Canada (U.S.) (File No. 333-62837), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ Angus A. MacNaughton
                                       ---------------------------
                                       Angus A. MacNaughton

November 16, 1998

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                 POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Edward M. Shea, C. James Prieur, Peter F. Demuth and Ellen B. King, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life of Canada (U.S.) (File No. 333-62837), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ John D. McNeil
                                       ---------------------------
                                       John D. McNeil

November 16, 1998

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                 POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that C. James Prieur, whose signature appears below, constitutes and appoints Edward M. Shea, C. James Prieur, Peter F. Demuth and Ellen B. King, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life of Canada (U.S.) (File No. 333-62837), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ C. James Prieur
                                       ---------------------------
                                       C. James Prieur

November 16, 1998

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                 POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that S. Caesar Raboy, whose signature appears below, constitutes and appoints Edward M. Shea, C. James Prieur, Peter F. Demuth and Ellen B. King, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life of Canada (U.S.) (File No. 333-62837), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                       /s/ S. Caesar Raboy
                                       ---------------------------
                                       S. Caesar Raboy

November 16, 1998